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                                                                Exhibit 10.6

[CSI LOGO]

                      MASTER LEASE AGREEMENT NUMBER 143050

                       COMPUTER SALES INTERNATIONAL, INC.

             10845 Olive Boulevard           MAILING ADDRESS:
             St. Louis, Missouri 63141       Post Office Box 16264
             (314) 997-7010                  St. Louis, MO 63105

  In California: CSI Leasing Inc.         In Florida: CSI Computer Sales, Inc.


MASTER LEASE AGREEMENT dated as of July 24, 1996 by and between COMPUTER SALES INTERNATIONAL, INC. (hereinafter called "Lessor") having its principal office and place of business at 10845 Olive Boulevard, St. Louis, Missouri 63141, and

KIDS MART, INC.
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(hereinafter called "Lessee") having its principal office and place of business at 801 Sentous Avenue, City of Industry, California 91748

IN CONSIDERATION of the mutual agreements hereinafter set forth and the payment of rent as herein provided for, the parties hereto agree as follows:

1. LEASE AGREEMENT

        Lessor hereby leases to Lessee and Lessee hereby leases from Lessor all of the equipment and other tangible personal property described in each of the Equipment Schedules which are executed from time to time by Lessor and Lessee pursuant to this Master Lease. Each Equipment Schedule shall constitute a separate lease on the terms and conditions stated therein and, to the extent not inconsistent with the Equipment Schedule, on the terms and conditions stated in the Master Lease which shall be incorporated by reference in the Equipment Schedule. The term "Equipment" as used herein shall mean, with respect to any Equipment Schedule, the Equipment described therein. The term "Unit" as used herein shall mean an individual machine on an Equipment Schedule or an individual feature when such feature is leased separately from a machine. The term of this Master Lease shall begin on the date set forth above and shall continue in effect so long as any Equipment Schedule entered into pursuant to this Master Lease remains in effect.

2. TERM
        2.1 COMMENCEMENT DATE: The commencement date ("Commencement Date") for each Unit of Equipment will be the date on which such Unit is installed by the manufacturer or other installer, except that, in the event there is a delay in the installation of a Unit and such delay is attributable to Lessee, then the Commencement Date for such Unit shall be five (5) working days following the date upon which Lessee has been given notice that such Unit is available for installation. If requested by Lessor, Lessee will promptly execute and deliver to Lessor a certificate confirming the Commencement Date(s).

        2.2 INITIAL TERM: The "Initial Term" of an Equipment Schedule shall mean the period beginning on the Commencement Date of the Unit having the latest Commencement Date of the Units on such Equipment Schedule if such Commencement Date is the first day of a month, and otherwise, the Initial Term shall begin on the first day of the month immediately following the month in which such latest Commencement Date falls. The Initial Term of an Equipment Schedule shall continue for the number of months specified therein and shall automatically be extended for successive four month periods thereafter at the same Monthly Rental unless and until terminated by either party giving the other party not less than 120 days prior written notice. Any termination (i) must relate to all of the Equipment described on the Equipment Schedule to which the notice applies, (ii) will be effective only on the last day of the Initial Term or on the last day of any successive four month period, (iii) will be effective only if Lessee returns all of the Equipment to Lessor in accordance with the terms of the Equipment Schedule by the day after the scheduled termination date, and (iv) may not be unilaterally revoked.

3. MONTHLY RENTAL

        Lessee shall pay to Lessor the monthly rental ("Monthly Rental") for each Unit as set forth in the relevant Equipment Schedule. The Monthly Rental shall be payable at the above mailing address of Lessor or at such other place as Lessor may from time to time designate in a written notice to Lessee. The Monthly Rental for each Unit shall commence on the Commencement Date of such Unit and shall be due and payable in advance and without demand on the first day of each month thereafter during the term of this Lease. If the Commencement Date for a Unit is a day other than the first day of a month, Daily Rental shall be payable ("Daily Rental" shall equal one-thirtieth of the Monthly Rental for such Unit) for each day from, and including, the Commencement Date to, but not including, the first day of the Initial Term, and such total Daily Rental amount shall be due and payable on the first day of the Initial Term.

4. WARRANTIES

        4.1 AFFIRMATIVE WARRANTIES: Lessor represents and warrants that:
        (a) The Equipment shall be eligible for the manufacturer's standard prime shift maintenance contract upon installation, provided Lessee requests such coverage in writing prior to installation of the Equipment.

        (b) During the term of this Master Lease, if no Event of Default has occurred, Lessee's quiet enjoyment and peaceable possession of the Equipment shall not be interrupted by Lessor or anyone claiming solely through or under Lessor.

        4.2 DISCLAIMER OF WARRANTIES: THE AFFIRMATIVE WARRANTIES SET FORTH ABOVE ARE IN LIEU OF ALL OTHER WARRANTIES OF LESSOR. LESSOR MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, FITNESS, CAPACITY OR SUITABILITY FOR


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ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE
EQUIPMENT, OR CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER OR ORDERS RELATING THERETO. Without limiting the generality of the foregoing, Lessor shall not be liable to Lessee for any liability, claim, loss, damage or expense of any kind or nature [including strict liability in tort] caused directly or indirectly by the Equipment, any inadequacy thereof for any purpose, any deficiency or defect therein, whether known or unknown to Lessor. In any event, Lessor shall not be liable to Lessee for any loss of business or any other incidental or consequential loss or damage resulting from any cause whatsoever.

        4.3 ASSIGNMENT OF WARRANTIES: Lessor hereby assigns to Lessee any and all manufacturer's warranties, if assignable, and any other such rights that are assignable as Lessor may have against the manufacturer of the Equipment provided, however, that Lessee's sole remedy for the breach of any such warranty or right shall be against the manufacturer and not Lessor.

        4.4 SELECTION: Lessee acknowledges, represents and warrants that it has made the selection of the Equipment based on its own judgment and expressly disclaims any reliance upon statements made by the Lessor. The Equipment is being leased for commercial or business purposes only, and will not be used for consumer, personal, home, or family purposes.

5. NET LEASE

        Each Equipment Schedule constitutes a net lease. Lessee shall be solely responsible for all costs and expenses of every nature arising out of the possession, use, and operation of the Equipment. Lessee's obligation to pay the Monthly Rental and all other sums due hereunder shall be absolute and unconditional and shall not be subject to any setoff, abatement, counterclaim, recoupment, defense, cancellation, repudiation, rejection of Equipment, revocation of acceptance of Equipment or any other right that Lessee may have against Lessor. Except as expressly provided for herein, neither this Master Lease, nor any Equipment Schedule, shall terminate nor shall the obligations of Lessee be affected by reason of any defect in, damage to, or any loss or destruction of the Equipment or any Unit from any cause whatsoever, or the interference with the use thereof by any private person, corporation, or governmental authority or as a result of any war, riot, insurrection or Act of God. It is the express intention of Lessor and Lessee that all Monthly Rental payable by Lessee under each Equipment Schedule shall be, and continue to be, payable in all events throughout the term thereof.

6. TAXES

        6.1 PAYMENT OF TAXES: Lessee covenants and agrees to pay to the appropriate taxing authority, and discharge before the same become delinquent, all taxes, fees, or other charges of any nature whatsoever, without pro-ration, together with any related interest or penalties ["Impositions"] now or hereafter imposed, assessed or payable during the term of the relevant Equipment Schedule including any extension thereof (or an imposition relating to a record date or status date that fell within the term of the relevant Equipment Schedule including any extension thereof or is otherwise associated with Lessee's leasing, possession or use of the Equipment) against Lessor, Lessee or the Equipment by any federal, state, county or local government or taxing authority upon or with respect to [i] the Equipment or any Unit, [ii] upon the leasing, ordering, purchase, sale, ownership, use, operation, return or other disposition thereof, [iii] the Monthly Rental or any other sums due hereunder with respect to any Equipment Schedule, or [iv] the leasing of the Equipment [excepting only federal, state and local taxes measured by the net income of Lessor or any franchise tax upon Lessor measured by Lessor's capital, capital stock or net worth]. Because the payment due date or reimbursement date for an imposition may occur after the expiration or termination of the term of the relevant Equipment Schedule, it is understood and agreed that Lessee's liability for such impositions shall survive the expiration or termination of the term of the relevant Equipment Schedule.

        6.2 BILLING: Lessee shall, to the extent permitted by law, cause all impositions to be billed to Lessee. Lessee shall, at its expense, timely file all forms and returns and timely do all things required to be done in connection with the levy, assessment and payment of any impositions, and Lessor hereby appoints Lessee as Lessor's attorney-in-fact where necessary for such purposes. Lessee shall submit written evidence to Lessor of the payment of all impositions required to be paid by Lessee hereunder promptly after such payment. Notwithstanding the foregoing, Lessor, in its sole discretion, may pay any imposition itself or file any forms or returns with respect thereto. If Lessor pays any imposition, Lessee shall, when billed, reimburse Lessor for such payment.

        6.3 CONTEST: Lessee may contest any imposition by appropriate legal proceedings provided the nonpayment of such imposition thereof, or such proceedings, will not, in the opinion of counsel for Lessor, adversely affect the title, property interest or rights of Lessor in the Equipment and provided further that, if requested by Lessor, Lessee has given to Lessor security, sufficient in form and amount, in Lessor's reasonable judgment, to fully satisfy the amount of the contested imposition.

7. DELIVERY AND RETURN

        Lessor shall arrange for delivery, and Lessee shall pay, when billed, all delivery expenses [including, without limitation, transportation costs and the cost of in-transit insurance] associated with the delivery of each Unit from its previous location to the location specified in the relevant Equipment Schedule. Lessee shall inspect each Unit upon delivery, identify any observable damage prior to accepting delivery, and note any such damage on the bill of lading. Costs of repair which are not recoverable from the carrier because of Lessee's failure to properly inspect for observable damage shall be borne and promptly paid by Lessee. Lessee shall provide a suitable place for installation of the Equipment with all appropriate facilities as specified by the manufacturer. Lessor shall arrange and Lessee shall pay for the installation of each Unit [if Lessee wishes to have the Equipment installed by an installer other than the manufacturer or some other party approved in writing by Lessor, then Lessee shall accept the Equipment "as is" and Lessor's warranty set forth in Paragraph 4.1 (a) shall not apply]. Upon the termination of Lessee's right to possession of any Unit [by expiration of the term of the relevant Equipment Schedule or otherwise], Lessee shall, in accordance with Lessor's instructions and at Lessee's expense [including without limitation transportation costs and costs of in-transit insurance] return the Unit to such location within the Continental United States as shall be designated by Lessor. Lessee shall reimburse Lessor for all expenses paid by Lessor associated with return of the Unit when billed. Lessee shall return each Unit in the same operating order, repair, condition and appearance as when received, excepting only normal wear and tear, and with all engineering changes prescribed by the manufacturer prior to the termination of Lessee's right of possession incorporated in the Unit. Lessee, at its expense, shall make any repairs necessary in order to certify the Equipment as eligible for the manufacturer's prime shift maintenance contract upon its return and shall have the Unit certified as eligible for the same. At the time the Equipment is returned, Lessee shall provide a letter from the manufacturer certifying such maintenance eligibility.

8. CARE OF EQUIPMENT

        8.1 USE AND MAINTENANCE: Lessee shall, at its expense, maintain the Equipment in good operating order, repair, and condition. Lessee shall not use the Equipment for any purpose other than that for which it was designed. Prior to the delivery date and before any action is taken to install the Equipment, Lessee shall make a written request to the manufacturer for continued coverage of the Equipment under one of the manufacturer's standard maintenance agreements, and shall, at its expense, enter into and maintain in force such maintenance agreement for each Unit and provide Lessor with a copy of such agreement. IF LESSEE FAILS TO MAKE THE PROPER WRITTEN REQUEST TO THE MANUFACTURER FOR COVERAGE UNDER ONE OF THE MANUFACTURER'S STANDARD MAINTENANCE

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AGREEMENTS, THEN LESSEE SHALL ACCEPT THE EQUIPMENT "AS IS" AND LESSOR'S
WARRANTY SET FORTH IN PARAGRAPH 4.1(A) SHALL NOT APPLY. In no event, however, shall Lessee be required to enter into such a contract for any Unit so long as that Unit is under a manufacturer's warranty which provides substantially similar coverage.

        8.2 ALTERATIONS AND ATTACHMENTS: With the prior written consent of the Lessor, Lessee may, at its expense, make alterations or add attachments to the Equipment which are removable and which do not interfere with the normal and satisfactory operation or maintenance of the Equipment or Lessee's ability to obtain the maintenance contract required in Section 8.1 above. Upon the termination of Lessee's right to possession of any Unit, any alterations or attachments to such Unit shall become the property of Lessor unless removed at Lessee's expense prior to such termination. Lessor shall have the right, following termination of Lessee's right to possession of any Unit, to remove any attachments or alterations made by Lessee to such Unit and dispose of the same without any liability therefor to Lessee and Lessee shall pay the costs of such removal when billed.

        8.3 INSPECTION: Lessee shall make the Equipment available to Lessor, Secured Party (hereinafter defined) and Assignee (hereinafter defined) or the designees of any of them during normal working hours for inspection or for any other reasonable purpose.

 9.  LOSS OR DAMAGE

        9.1 RISK OF LOSS: Lessee shall be responsible for and hereby assumes the entire risk of the Equipment being lost, damaged, destroyed, stolen, or otherwise rendered unfit or unavailable for use from the date of delivery to Lessee to the date of return to Lessor.

        9.2 OCCURRENCE OF LOSS: If any Unit is lost, damaged, destroyed, stolen, or otherwise rendered unfit for use, Lessee shall give to Lessor immediate notice thereof, and this Master Lease and the applicable Equipment Schedule shall continue in full force and effect without any abatement in the Monthly Rental. Lessee shall determine within fifteen (15) days after the date of the occurrence of damage whether such Unit can be repaired. In the event Lessee determines that such Unit can be repaired, Lessee, at its expense, shall cause such Unit to be promptly repaired. If a Unit is lost, destroyed or stolen or if Lessee determines that a damaged Unit cannot be repaired, Lessee shall, at Lessor's direction, within thirty (30) days of such event either replace the Unit with an identical Unit, the title to which shall thereupon vest in Lessor and which thereafter shall be considered the Unit subject to the Equipment Schedule with no abatement in the Monthly Rental or, in Lessor's sole discretion, pay to Lessor an amount equal to the Stipulated Loss Value of the Unit determined as of the date of payment in accordance with the Stipulated Loss Value Schedule attached to the applicable Equipment Schedule together with all unpaid Monthly Rental which is due and payable through the date of payment. Upon such payment, Lessee's obligation to pay further Monthly Rental for such Unit shall cease.

10.  INSURANCE

        10.1 PROPERTY INSURANCE: Throughout the term of each Equipment Schedule, Lessee shall, at its expense, maintain in full force and effect "all risk" extended coverage, fire and casualty insurance for the Equipment. Such insurance shall provide for coverage in an amount equal to the greater of the Stipulated Loss Value or the replacement cost of the Equipment at the time of loss. Lessor shall be named as the Loss Payee on such policy. In addition, the policy shall, by means of a standard mortgage clause, name the Secured Party and Assignee as additional insureds and loss payees as their interest shall appear. Such policy shall provide that it may not be canceled or materially altered unless thirty (30) days prior written notice is given to all parties named therein. Upon Lessor's written request, Lessee shall provide Lessor with a Certificate of Insurance evidencing such insurance coverage. If, within two weeks after Lessee's receipt of such request, Lessee has not provided Lessor with a satisfactory Certificate, then Lessor may, at Lessor's option, obtain such insurance until Lessee provides the Certificate, and Lessee shall reimburse Lessor for the cost of such insurance when billed.

        10.2 LIABILITY INSURANCE: During the term of this Master Lease, Lessee, at its expense, shall maintain reasonable, commercial general liability and property damage insurance with respect to the use, possession and operation of the Equipment in an amount not less than one million dollars for each occurrence.

11.  INDEMNIFICATION

        Lessee shall and does hereby indemnify and hold Lessor, any Assignee, and any Secured Party, harmless from and against any and all claims, costs, reasonable attorneys' fees, expenses, damages, and liabilities (including those resulting from the application of strict liability doctrines or statutes) arising out of Lessee's selection, possession, leasing, operation, control, use, maintenance, delivery, or return of the Equipment. Notwithstanding the foregoing, Lessee shall not be required to indemnify a party for any claim resulting from acts of that party which constitute willful misconduct or gross negligence.

12.  ASSIGNMENT, SUBLEASE OR RELOCATION BY LESSEE

        UPON AT LEAST THIRTY (30) DAYS PRIOR WRITTEN NOTICE TO LESSOR, LESSEE MAY ASSIGN OR SUBLEASE A UNIT TO ANY PARTY, OR RELOCATE A UNIT TO ANY LOCATION, WITHIN ANY STATE OF THE CONTINENTAL UNITED STATES, PROVIDED THAT LESSOR, ASSIGNEE, AND SECURED PARTY, IN SUCH PARTIES' SOLE DISCRETION, SHALL HAVE APPROVED SUCH ASSIGNEE, SUBLESSEE, OR LOCATION, AND PROVIDED FURTHER THAT (i) ALL COSTS OF ANY NATURE WHATSOEVER (INCLUDING ANY ADDITIONAL IMPOSITIONS AND ANY ADDITIONAL EXPENSES ASSOCIATED WITH FILING NEW PRECAUTIONARY UNIFORM COMMERCIAL CODE FINANCING STATEMENTS) RESULTING FROM ANY RELOCATION, ASSIGNMENT OR SUBLEASE SHALL BE BORNE BY LESSEE; (ii) ANY ASSIGNMENT OR SUBLEASE SHALL BE MADE EXPRESSLY SUBJECT AND SUBORDINATE TO THE TERMS OF THIS LEASE; AND (iii) LESSEE SHALL ASSIGN ITS RIGHTS UNDER SUCH ASSIGNMENT OR SUBLEASE TO LESSOR, ASSIGNEE, OR SECURED PARTY AS ADDITIONAL COLLATERAL AND SECURITY FOR LESSEE'S OBLIGATIONS HEREUNDER. In the event of a relocation, assignment, or sublease, Lessee and its assignee or its sublessee shall cooperate with Lessor in taking all reasonable measures to protect the title of Lessor or Assignee and the interest of any Secured Party to and in the Equipment. No relocation, assignment, or sublease shall relieve Lessee of its primary obligations under the relevant Equipment Schedule and this Master Lease.

13.  ASSIGNMENT BY LESSOR

        Lessor shall have the right to assign as security its interest or grant a security interest in any or all of the Equipment Schedules which may from time to time be executed and the Units described in any such Equipment Schedules to a security assignee ("Secured Party"). Lessor shall also have the right to sell or otherwise dispose of any or all of the Units described in any Equipment Schedule, subject to the prior right of Lessee in such Units, and to assign its interest as Lessor under such Equipment Schedule, to any assignee ("Assignee"). Any such assignment shall not in any way release Computer Sales International, Inc. from liability for performance of the Lessor's obligations hereunder. Lessee acknowledges that any assignment by Lessor will not materially change Lessee's duties or obligations under the Equipment Schedule nor materially increase the burden or risk imposed on Lessee. Lessee hereby consents to and shall acknowledge such assignment or assignments as shall be designated by written notice to Lessee by Lessor. Lessee further covenants and agree that:

                (a) Any such Secured Party or Assignee shall have and be entitled to exercise any and all discretions, rights and powers of Lessor under the Equipment Schedule in which it has an interest, provided that a Secured Party or Assignee shall not be obligated to perform any of the obligations of Lessor other than Lessor's obligations under Paragraph 4.1(b).

                (b) Lessee shall pay directly to the Secured Party or Assignee all Monthly Rental and all other sums due upon receipt of notice of any assignment and of instructions to do so; and


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                (c) After an assignment to a Secured Party or Assignee, Lessee's obligations hereunder including its obligation to pay the Monthly Rental and any and all other amounts payable under the Equipment Schedule by Lessee shall be absolute and unconditional and shall not be subject to any abatement, reduction, recoupment, defense, setoff, or counterclaim available to Lessee against Lessor for any reason whatsoever.

                (d) Only one executed counterpart of any Equipment Schedule shall be marked "Original"; any other executed counterparts shall be marked "Non-original" or "Copy". No security interest in any Equipment Schedule may be created through the transfer and possession of any counterpart other than the "Original", nor shall any sale, assignment or transfer of any interest in an Equipment Schedule be effective or be binding upon Lessee through the transfer and possession of any counterpart other than the "Original".

14.  EVENTS OF DEFAULT

        The occurrence of any one or more of the following events ("Events of Default") shall constitute a default under the relevant Equipment Schedule:

                (a) Lessee fails to pay the Monthly Rental, or any other amount due hereunder, on or before the date the same is due and such failure continues for a period of ten (10) days after receipt of written notice thereof from Lessor;

                (b) any financial statements or information or any other representation or warranty given to Lessor proves to have been materially false or misleading as of the date it was given by or on behalf of Lessee;

                (c) Lessee fails to observe or perform any other material term, condition, obligation, agreement or covenant set forth herein, and such failure continues for a period of ten (10) days after receipt of written notice thereof from Lessor;

                (d) Lessee assigns or attempts to assign this Master Lease or any Equipment Schedule, or removes, transfers, encumbers, sublets or parts with possession of any Unit, attempts to do any of the foregoing, or suffers or permits any of the foregoing to occur except as expressly permitted herein;

                (e) Lessee ceases doing business as a going concern, or it or its shareholders take any action looking to its dissolution or liquidation;

                (f) the entry of an order for relief under the United States federal bankruptcy laws or the entry of any other decree or order by a court having jurisdiction in the premises adjudging the Lessee a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Lessee under the United States federal bankruptcy laws or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Lessee or of any substantial part of its property, or the ordering, the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

                (g) the commencement by the Lessee of a voluntary case under the United States federal bankruptcy laws, or the institution by the Lessee of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization, an arrangement with creditors or an order for relief under the United States federal bankruptcy laws or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official of the Lessee or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts as they become due, or, to the knowledge of the Lessor, the taking of corporate action by the Lessee in furtherance of any such action.


15.  REMEDIES

        15.1 EXPRESS REMEDIES: If an Event of Default occurs, Lessor may, at is option, do any or all of the following:

                (a) proceed by appropriate court action or actions either at law or in equity to enforce performance by Lessee of the relevant Equipment Schedule, and the covenants and terms of this Master Lease to the extent it pertains to such Equipment Schedule, and to recover from Lessee any and all damages or expenses, including reasonable attorneys' fees, which Lessor shall have sustained or incurred by reason of the Event of Default or on account of Lessor's enforcement of its remedies hereunder, or

                (b) by notice to Lessee, declare immediately due and payable all monies to be paid by Lessee during the Initial Term (or any extended term then in effect) of the Equipment Schedule, as liquidated damages, and not as a penalty, and Lessor shall have the right, to the extent permitted by law, to (i) recover all monies so declared due and payable, discounted to the date of payment at the rate of 4% per annum, or one-half of the then-prevailing prime interest rate charged by principal New York banks, whichever is less, as liquidated damages, and not as a penalty; (ii) recover all other amounts which are due or which become due under the Equipment Schedule; (iii) terminate Lessee's right to possession (but not Lessee's obligation under this Lease) and to retake immediate possession of the Equipment without any process of law and for such purpose Lessor may enter upon premises where the Equipment may be located and may remove the same therefrom without notice, and without being liable to Lessee therefor, except that Lessor shall be liable for damages resulting from the negligence of Lessor, Lessor's assignee or their respective agents and representatives in any such entry or repossession; (iv) recover all expenses, including reasonable attorneys' fees, which Lessor shall have incurred or may incur by reason of the Event of Default on account of Lessor's endorsement of its remedies hereunder; and (v) pursue any other remedy permitted by law or equity. The possibility of a re-lease or resale under Paragraph 15.2 shall not excuse prompt payment in full by Lessee under this Paragraph 15.1.

        15.2 RE-LEASE OR RESALE: Lessor shall made a reasonable, good faith effort to retake possession of the Equipment and, if Lessor succeeds in retaking possession of any Unit, Lessor shall sell or lease each Unit with the privilege of becoming the purchaser thereof, at public of private sale, for cash or on credit. Lessee's share of the proceeds of any such sale or lease ("Lessee's Share") shall be the lesser of (x), the amount by which the Re-Lease Proceeds or the Resale Proceeds of such Unit exceed the Remarketing Costs of such Unit, and (y), the amount payable by Lessee to Lessor pursuant to Paragraph
15.1 (b)(i) above with respect to such Unit. Lessor shall credit Lessee's Share against all amounts owed by Lessee to Lessor under Paragraph 15.1 or otherwise and the remainder of Lessee's share, if any, shall be paid to Lessee. EXCEPT AS SET FORTH IN THIS PARAGRAPH, LESSEE HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE LESSOR TO MITIGATE ITS DAMAGES OR MODIFY OR LIMIT ANY OF LESSOR'S RIGHTS OR REMEDIES STATED HEREIN. In applying this provision, the following definitions shall apply:

                (a) The "Re-Lease Proceeds" of a Unit shall mean the present value (discounted to the date of payment using the interest rate at which Lessor has non-recourse financing or a non-recourse financing commitment with respect to the re-lease) of the monthly rental payments for the Unit under a re-lease to a third party, taking into account only those monthly rental payments under the re-lease which are payable on or before the last day of the Initial Term or the last day of any extended term then in effect with respect to the Unit under the Equipment Schedule. If the re-lease is not financeable, the Re-Lease Proceeds shall be the monthly rental payments for such period as received.

                (b) The term "Resale Proceeds" of a Unit shall mean the amount by which the proceeds of any sale of the Unit exceed the Lessor's estimate of the fair market value of the Unit at the end of the Initial Term or at the end of any extended term then in effect with respect to the Unit under this Master Lease.

                (c) The term "Remarketing Costs" of a Unit shall mean all expenses incurred directly or indirectly by Lessor in re-leasing or selling the Unit and in obtaining a financing commitment in the case of a re-lease of a Unit, including, without limitation, reasonable fees and commissions (including a reasonable fee to Lessor) incurred in locating a buyer, a subsequent lessee or a financing



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        commitment, attorneys' fees, the cost of recovering the Unit from the
        Lessee and transportation, installation, refurbishing, reconditioning and storage charges.

        15.3 NO WAIVER: The waiver by Lessor of any breach of any obligation of Lessee shall not be deemed a waiver of a breach of any other obligation or of any subsequent breach of the same or any other obligation. The subsequent acceptance of rental payments hereunder by Lessor shall not be deemed a waiver of any prior existing breach by Lessee regardless of Lessor's knowledge of such prior existing breach at the time of acceptance of such rental payments.

        15.4 CUMULATION: To the extent permitted by law, the above remedies shall be deemed cumulative and may be exercised successively or concurrently.

16. PERFORMANCE AND EXECUTION

        Lessee represents and warrants to Lessor (i) that the execution and performance of this Master Lease and each Equipment Schedule have been duly authorized by Lessee and that upon execution by Lessee and Lessor this Master Lease and each Equipment Schedule will constitute a valid obligation binding upon, and enforceable against, Lessee in accordance with the terms of the Master Lease and each Equipment Schedule; (ii) that neither the execution of this Master Lease or any Equipment Schedule nor the due performance thereof by Lessee will result in any breach of, or constitute any default under or violation of, Lessee's certificate or articles of incorporation, Lessee's by-laws or any agreement to which Lessee is a party or by which any interest of Lessee may be affected; (iii) that Lessee is in good standing in its state of incorporation and in the states where any Unit is to be located; (iv) the persons executing this Master Lease and each Equipment Schedule on behalf of Lessee have been duly authorized to do so; and (v) that any and all financial statements and other information with respect to Lessee heretofore furnished by Lessee to Lessor in connection with negotiations concerning one or more Equipment Schedules were, when furnished, and remain at the time of execution of any Equipment Schedule, true and without any misleading omissions, excepting any changes which have been disclosed in a written notice to Lessor.

17. ADDITIONAL DOCUMENTATION
        Lessee shall promptly deliver to Lessor the documentation listed below which may from time to time be requested by Lessor. If such a request is made prior to the delivery of any Unit, receipt of such documentation shall be a condition precedent to Lessor's obligation to deliver such Unit:

                (a) financial information including, without limitation, a copy of Lessee's balance sheet and income statement for Lessee's three prior fiscal years, certified by independent certified public accountants and such other current financial information representing the financial condition and operations of Lessee as Lessor may from time to time reasonably request;

                (b) a certificate of the resolutions of the Board of Directors of Lessee duly authorizing or ratifying this Master Lease or any Equipment Schedule executed hereunder;

                (c) a certificate of incumbency setting forth names and signatures of those persons authorized to execute this Master Lease or any Equipment Schedule on behalf of Lessee;

                (d) landlord's and/or mortgagee's waiver, in form and substance satisfactory to any Assignee or Secured Party, from any landlord or mortgagee of any premises upon which any Unit is located;

                (e) an opinion of counsel for Lessee as to the matters set forth in Paragraph 16. (i through iv) above, and as to such other matters as Lessor may reasonably request; and

                (f) such document confirming the execution of the Lease necessary or desirable to effect an assignment, to perfect an interest of Lessor, a Secured Party or Assignee, or for such other purpose relating to the Master Lease and/or any Equipment Schedule or to an assignment as Lessor may reasonably request. Lessee hereby appoints Lessor as Lessee's agent to prepare, execute and file in Lessee's name precautionary Uniform Commercial Code financing statements in connection with each Equipment Schedule showing the interest of Lessor, and any Assignee or Secured Party in the Equipment as appropriate.

18. GENERAL
        18.1 TITLE: This Master Lease is intended to be a true lease and not a lease intended as security or lease in the nature of a security interest. Lessee shall, at its expense, protect and defend Lessor's title to the Equipment and the interest of any Assignee or Secured Party against all persons claiming against or through Lessee. Lessee shall keep and maintain the Equipment and this Master Lease free and clear of all liens and encumbrances (other than those placed on the same by Lessor and the liens for current taxes not yet payable).

        18.2 FIXTURES: Lessee will not affix any Unit of the Equipment to any real property if, as a result thereof, the Unit will become a fixture under applicable law.

        18.3 ENTIRE AGREEMENT: This Agreement (together with all schedules and attachments hereto) constitutes the entire agreement between Lessor and Lessee, and no provision hereof may be amended or modified except in writing signed by Lessor and Lessee. NO PROVISION OF THIS AGREEMENT MAY BE WAIVED EXCEPT IN WRITING SIGNED BY THE PARTY FROM WHOM SUCH WAIVER IS SOUGHT, AND ANY SUCH WAIVER SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE GIVEN.

LESSEE'S INITIALS:  BS
                  ------

        18.4 NOTICES: All notices hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, to the address of the party contained herein, and shall be deemed received three (3) days after deposit in the United States mail with postage prepaid. Either party may change its address for notice purposes by notifying the other party in the manner aforesaid of such change. Lessee shall also send copies of all notices sent to Lessor, to Secured Party, or Assignee (if any).

        18.5 SEVERABILITY: Any provision hereof prohibited by, or unlawful or unenforceable under, any applicable law of any jurisdiction shall be ineffective as to such jurisdiction without invalidating the remaining provisions of this Agreement provided, however, that where the provisions of any such applicable law may be waived, they are hereby waived by Lessee and Lessor to the full extent permitted by law.

        18.6 GOVERNING LAW: THIS MASTER LEASE AND ALL EQUIPMENT SCHEDULES AND ANY OTHER INSTRUMENT EXECUTED IN CONNECTION HEREWITH SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED UNDER, THE LAWS OF THE STATE OF MISSOURI, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW. NO RIGHTS OR REMEDIES REFERRED TO IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE WILL BE CONFERRED ON LESSEE UNLESS EXPRESSLY GRANTED IN THIS MASTER LEASE OR AN EQUIPMENT SCHEDULE. This Master Lease and Equipment Schedules are subject to acceptance by Lessor at its home office.

        18.7 PERFORMANCE OF LESSEE'S OBLIGATIONS: If Lessee shall fail to make any payment or perform any act required by this Master Lease or any Equipment Schedule, Lessor may at Lessee's expense, but shall not be obligated to, make such payment or perform such act without notice to or demand upon Lessee and without waiving or releasing any obligation or default. Lessee shall, when billed, reimburse Lessor for any expense incurred hereunder by Lessor in performing Lessee's obligations. LESSEE MAY NOT ASSIGN ITS RIGHTS OR OBLIGATIONS, EXCEPT AS SPECIFICALLY PROVIDED IN PARAGRAPH 12 OF THIS MASTER LEASE.

        18.8 SURVIVAL: All representations, warranties, indemnities, and covenants contained in this Master Lease and in any Equipment Schedule, which by their nature would continue beyond the termination, cancellation or expiration of the Lease, including, by way of illustration only and not limitation, those in Paragraph 6, 10, 11 and 18, shall continue in full force and effect and shall survive



Page No. 5 of 6
notwithstanding the full payment of all amounts due hereunder or the termination of Lessee's right to possession of any Unit.

        18.9 HEADINGS: Headings and captions are for convenience of reference only and shall not be construed as part of the Lease.

        18.10 OVERDUE PAYMENTS: Any Monthly Rental due Lessor under this Master Lease, if not paid by the fifth day of the month in which payment became due, shall accrue interest until paid at a rate equal to one and one-half percent per month, or the maximum rate permissible by law, whichever is lower. Any other amounts payable to Lessor by Lessee under this Master Lease are due and payable within fifteen (15) days after the billing date, and, if not paid on or before such due date, shall accrue interest from the due date until paid at a rate equal to one and one-half percent per month, or the maximum rate permitted by law, whichever is lower.

        18.11 CONSENT OR APPROVAL: With respect to any provision herein which calls for the consent or approval of a party, such consent or approval shall not be unreasonably withheld.

        18.12 SUBSTITUTION OF EQUIPMENT: If, at any time during the term of an Equipment Schedule, Lessor's right to lease the Equipment expires, Lessor shall promptly provide indentical substitute Equipment, and all expenses of such substitution, including deinstallation, installation and transportation expenses, shall be borne by Lessor.

        18.13 DELIVERY FOR EXAMINATION: Submission of the form of this Master Lease for examination shall not bind Lessor in any manner, and no obligations shall arise until this instrument is signed by both Lessor and Lessee.

        18.14 TERMS IN EQUIPMENT SCHEDULES: If the provisions of any Equipment Schedule are inconsistent with the provisions of this Master Lease, then the provisions of such Equipment Schedule shall control.


LESSOR:                                 LESSEE:
COMPUTER SALES INTERNATIONAL, INC.      KIDS MART, INC.

BY: /s/ E. William Gillula              BY: /s/ Bradley H. Sell
    --------------------------------       ---------------------------------
        E. William Gillula                      Bradley H. Sell

TITLE: Executive Vice President         TITLE: Vice President/Controller
      ------------------------------          ------------------------------

DATE: August 1, 1996                    DATE: July 26, 1996
     -------------------------------         -------------------------------
                                        (Please initial page 5, section 18.3)

               ADDENDUM ONE TO MASTER LEASE AGREEMENT NO. 143050


        This Addendum One to Master Lease Agreement No. 143050 (the "Lease") is dated as of July 24, 1996, and is entered into by and between COMPUTER SALES INTERNATIONAL, INC. ("Lessor") and KIDS MART, INC. ("Lessee").

        Notwithstanding anything to the contrary contained in the Lease between the parties hereto, dated on even date herewith, and in consideration of the mutual promises, covenants, and conditions contained in the Lease and contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

        1. CONTROLLING TERMS: This Addendum One shall become a part of the Lease and shall be read together with the Lease as one single document. To the extent that there shall be any conflict as between the terms and provisions contained in the Lease and those contained herein, the terms and provisions set forth herein shall control.

        2. SECTION 11 INDEMNIFICATION: Add the following paragraph to the end of the section:

        Lessor shall indemnify Lessee from and against any and all claims, costs, reasonable attorneys' fees, expenses, damages and liabilities arising out of the negligence or intentional misconduct of Lessor or its employees or agents, or arising out of Lessor's breach of its obligations under this Lease.

        3. SECTION 14 EVENTS OF DEFAULT: In subsection (c), insert "material" before "term."

        IN WITNESS WHEREOF, the parties hereto have executed this Addendum One to Master Lease No. 143050, as of the date set forth below.

COMPUTER SALES INTERNATIONAL, INC.        KIDS MART, INC.

BY: /s/ E. William Gillula                BY:  /s/ Bradley H. Sell
    -----------------------------             -----------------------------
        E. William Gillula                         Bradley H. Sell

TITLE:  Executive Vice President          TITLE: Vice President/Controller
      ---------------------------               ---------------------------

DATE:  August 1, 1996                     DATE:  July 30, 1996
       --------------------------               ---------------------------


HRA/LA

               ADDENDUM ONE TO MASTER LEASE AGREEMENT NO. 143050


        This Addendum One to Master Lease Agreement No. 143050 (the "Lease") is dated as of July 24, 1996, and is entered into by and between COMPUTER SALES INTERNATIONAL, INC. ("Lessor") and KIDS MART, INC. ("Lessee").

        Notwithstanding anything to the contrary contained in the Lease between the parties hereto, dated on even date herewith, and in consideration of the mutual promises, covenants, and conditions contained in the Lease and contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

        1. CONTROLLING TERMS: This Addendum One shall become a part of the Lease and shall be read together with the Lease as one single document. To the extent that there shall be any conflict as between the terms and provisions contained in the Lease and those contained herein, the terms and provisions set forth herein shall control.

        2. SECTION 11 INDEMNIFICATION: Add the following paragraph to the end of the section:

                Lessor shall indemnify Lessee from and against any and all claims, costs, reasonable attorneys' fees, expenses, damages and liabilities arising out of the negligence or intentional misconduct of Lessor or its employees or agents, or arising out of Lessor's breach of its obligations under this Lease.

        3. SECTION 14 EVENTS OF DEFAULT: In subsection (c), insert "material" before "term."

        IN WITNESS WHEREOF, the parties hereto have executed this Addendum One to Master Lease No. 143050, as of the date set forth below.

COMPUTER SALES INTERNATIONAL, INC.        KIDS MART, INC.

BY: /s/ E. William Gillula                BY:  /s/ Bradley H. Sell
    -----------------------------             -----------------------------
        E. William Gillula                         Bradley H. Sell


TITLE:  Executive Vice President          TITLE: Vice President/Controller
      ---------------------------               ---------------------------

DATE:  August 1, 1996                     DATE:  July 29, 1996
       --------------------------               ---------------------------


HRA/LA

               ADDENDUM ONE TO MASTER LEASE AGREEMENT NO. 143050


        This Addendum One to Master Lease Agreement No. 143050 (the "Lease") is dated as of July 24, 1996, and is entered into by and between COMPUTER SALES INTERNATIONAL, INC. ("Lessor") and KIDS MART, INC. ("Lessee").

        Notwithstanding anything to the contrary contained in the Lease between the parties hereto, dated on even date herewith, and in consideration of the mutual promises, covenants, and conditions contained in the Lease and contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

        1. CONTROLLING TERMS: This Addendum One shall become a part of the Lease and shall be read together with the Lease as one single document. To the extent that there shall be any conflict as between the terms and provisions contained in the Lease and those contained herein, the terms and provisions set forth herein shall control.

        2. SECTION 11 INDEMNIFICATION: Add the following paragraph to the end of the section:

              Lessor shall indemnify Lessee from and against any and all claims, costs, reasonable attorneys' fees, expenses, damages and liabilities arising out of the negligence or intentional misconduct of Lessor or its employees or agents, or arising out of Lessor's breach of its obligations under this Lease.

        3. SECTION 14 EVENTS OF DEFAULT: In subsection (c), insert "material" before "term."

        IN WITNESS WHEREOF, the parties hereto have executed this Addendum One to Master Lease No. 143050, as of the date set forth below.

COMPUTER SALES INTERNATIONAL, INC.        KIDS MART, INC.

BY: /s/ E. William Gillula                BY:  /s/ Bradley H. Sell
    -----------------------------             -----------------------------
        E. William Gillula                         Bradley H. Sell

TITLE: Executive Vice President           TITLE: Vice President/Controller
      ---------------------------               ---------------------------

DATE:  August 1, 1996                     DATE:  July 29, 1996
       --------------------------               ---------------------------


HRA/LA

                                NON-ORIGINAL
                                No security interest in an Equipment Schedule may be created or perfected by possession of this copy.

[CSI LOGO]
- ------------------------------------------------------------------------------

COMPUTER SALES INTERNATIONAL, INC.

10845 Olive Boulevard           MAILING ADDRESS:
St. Louis, Missouri 63141       Post Office Box 16264
(314) 997-7010                  St. Louis, MO 63105

EQUIPMENT SCHEDULE NO. ONE  Dated as of July 24, 1996

LESSOR:                         LESSEE:  KIDS MART, INC.
                                         801 Sentous Avenue
COMPUTER SALES INTERNATIONAL, INC.       City of Industry, California 91748

Lessor and Lessee named above hereby agree that, except as modified or superseded by this Equipment Schedule or any Addenda hereto, all of the terms and conditions of the MASTER LEASE AGREEMENT NO. 143050 dated July 24, 1996, are hereby incorporated herein and made a part hereof:

1. EQUIPMENT:
                  FEATURE                                            MONTHLY
      MACHINE    (QUANTITY                                  NEW/     RENTAL
QTY  TYPE/MODEL   PER UNIT)   DESCRIPTION        SERIAL #   USED     PER UNIT
_____________________________________________________________________________
Exhibit "A" (Listing of Equipment) is incorporated herein by this reference. /X/ (check box if applicable)
- -----------------------------------------------------------------------------
EQUIPMENT LOCATION:     801 Sentous Avenue
                        City of Industry, California  91748
- -----------------------------------------------------------------------------

2. Monthly Rental for all Units: MONTH 1 - $31,458.00; MONTHS 2 THROUGH 22 - $10,486.00; MONTHS 23 AND 24 - $0.00

3. Initial Term: TWENTY-FOUR (24) MONTHS
4. Anticipated Installation Date: ALREADY INSTALLED AND ACCEPTED
5. Addendum One hereto is incorporated herein by this reference.
   /X/ (check box if applicable)
6. A photocopy of this Equipment Schedule, and any exhibits or addenda hereto, may be filed as a precautionary Uniform Commercial Code Financing Statement to evidence Lessor's interest in the Equipment.
7. At Lessor's option, this Equipment Schedule shall not be effective unless signed by Lessee and returned to Lessor on or before JULY 31, 1996.

COMPUTER SALES INTERNATIONAL, INC.      LESSEE: KIDS MART, INC.

By: /s/ E. William Gillula              By:  /s/ Bradley H. Sell
   --------------------------------         ---------------------------------
        E. William Gillula                       Bradley H. Sell

Title:    Executive Vice President      Title:   Vice President/Controller
      -----------------------------            ------------------------------

Date:    August 1, 1996                 Date:    July 26, 1996
      -----------------------------            ------------------------------

HRA/LA

                                                                    NON-ORIGINAL
                               No security interest in an Equipment Schedule may
                             be created or perfected by possession of this copy.


                                  EXHIBIT "A"
                                KIDS MART, INC.
              EQUIPMENT SCHEDULE NO. ONE, MASTER LEASE NO. 143050
                                                                      $10,486.00


                        FEATURE                                                                      MONTHLY
        MACHINE         (QUANTITY                                                       NEW/      RENTAL PER
QTY.    TYPE/MODEL      PER UNIT)       DESCRIPTION                     SERIAL #        USED            UNIT
- ----    ----------      ---------       -----------                     --------        ----      ----------
1       IBM 3490-E01                    DESKTOP TAPE SUBSYSTEM          13-B4569        USED         $860.00

1       IBM 9406-510                    AS 400                          100511M         USED       $9,626.00

                        0044(1)         DEVICE PARITY PROTECTION
                        0078(1)         3490-E01 FIELD MERGE STAND
                                        ALONE
                        0090(1)         LOAD PER CANADA
                        2144(1)         30.0 RPR PROCESSOR
                        2612(1)         EIA 232/V.24 ONE LINE ADPT
                        2617(2)         ETHERNET LAN (IEEE 802.3
                                        CSMA/CD)
                        2960(1)         120V, 15A 6FT LINECORD
                        5014(1)         QUICK SHIP
                        5052(1)         STORAGE EXPANSION - KITTYHAWK
                                        BASE
                        5504(1)         1/2" TAPE CART ALT IPL SPECIFY
                                        FOR 3490 EXX
                        5520(1)         COMPLETE SYSTEM ORDER
                        5540(1)         WSC-T TWIN-AS CABLE
                        6380(1)         FIELD REMOVABLE MEDIA
                        6501(1)         SCSI-P CABLE (RED HEAD V2R3
                                        FEATURE)
                        6512(1)         DISK UNIT CONTROLLER FOR RAID
                        6606(1)         RESTORE DEVICES FOR CENTURY
                                        MODELS
                        6607(13)        RESTORE DEVICES FOR CENTURY
                                        MODELS
                        7255(2)         OPTIONAL BASE 256MB MS


Initialed by : Lessor  L
                     -----
               Lessee  BS
                     -----


                                Page No. 1 of 1

                                                                   NON-ORIGINAL
                              No security interest in an Equipment Schedule may
                             be created or perfected by possession of this copy.


                   ADDENDUM ONE TO EQUIPMENT SCHEDULE NO. ONE
                       MASTER LEASE AGREEMENT NO. 143050

        This Addendum One to "Equipment Schedule One, Master Lease Agreement No. 143050" (the "Lease"), is dated as of July 24, 1996, and is entered into, by and between COMPUTER SALES INTERNATIONAL, INC. ("Lessor") and KIDS MART, INC. ("Lessee").

        Notwithstanding anything to the contrary contained in the Lease between the parties hereto, dated on even date herewith and with respect to certain computer equipment (the "Equipment"), and in consideration of the mutual promises, covenants, and conditions in the Lease and contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

        1. CONTROLLING TERMS: This Addendum One shall become a part of the Lease and shall be read together with the Lease as one single document. To the extent that there shall be any conflicts as between the terms and provisions contained in the Lease and those contained herein, the terms and provisions set forth herein shall control.

        2. LESSOR'S PURCHASE OF EQUIPMENT:

        a) The Equipment is installed at Lessee's location and is unconditionally accepted by Lessee for lease hereunder.

        b) Lessor will buy the Equipment directly from Lessee pursuant to Purchase Agreement No. 143051 entered into contemporaneously herewith.

        c) Lessor's performance under this Lease is conditioned on Lessee selling the Equipment to Lessor at a price not to exceed $265,220.00.

        3. COMMENCEMENT DATE: The Commencement Date is the date Lessor buys the Equipment from Lessee.

        4. CALIFORNIA SALES TAX: Lessee represents and warrants that it has paid all California sales tax with respect to its purchase of the Equipment and that Lessee's first functional use of the Equipment occurred within the 90 days prior to the Commencement Date. Lessee shall provide to Lessor satisfactory proof of payment of such taxes. Accordingly, the parties understand that there will be no California sales tax due with respect to Monthly Rental under this Lease; however, if such tax is assessed or payable for any reason, then Lessee shall be responsible for payment of all amounts due (including interest and penalties, if any.).

        5. LESSOR CONTINGENCY: Lessor's performance under this Lease is conditioned on Lessee issuing to Lessor a warrant for 50,000 shares of common stock of Lessee at a strike price of $7.00 per share and a duration of five (5) years from execution. Lessee will provide the warrant to Lessor prior to the Commencement Date.


        IN WITNESS WHEREOF, the parties hereto have executed this Addendum One to Equipment Schedule No. One, Master Lease No. 143050, as of the date set forth below.

COMPUTER SALES INTERNATIONAL, INC.            KIDS MART, INC.



By:     /s/ E. William Gillula               By:    /s/ Bradley H. Sell
       ---------------------------                 ----------------------------
            E. William Gillula                          Bradley H. Sell

Title:   Executive Vice President            Title:  Vice President/Controller
       ----------------------------                 ---------------------------

Date:    August 1, 1996                      Date:   July 26, 1996
       ----------------------------                 ---------------------------

HRA/LA

                                                                    NON-ORIGINAL
                               No security interest in an Equipment Schedule may
                             be created or perfected by possession of this copy.

[CSI LOGO]
- --------------------------------------------------------------------------------
COMPUTER SALES INTERNATIONAL, INC.
10845 Olive Boulevard
St. Louis, Missouri 63141
(314)997-7010

LESSEE: KIDS MART, INC.

STIPULATED LOSS VALUE SCHEDULE TO EQUIPMENT SCHEDULE NUMBER: ONE

MASTER LEASE AGREEMENT NUMBER: 143050

BASE VALUE: $265,220.00

                STIPULATED                              STIPULATED
 MONTHLY        LOSS VALUE              MONTHLY         LOSS VALUE
 PAYMENTS       (PERCENT OF             PAYMENTS        (PERCENT OF
   MADE         BASE VALUE)               MADE          BASE VALUE)
- -------------------------------------------------------------------
   0             110.0%                   13              90.1%
   1             108.5                    14              88.6
   2             106.9                    15              87.1
   3             105.4                    16              85.6
   4             103.9                    17              84.0
   5             102.4                    18              82.5
   6             100.8                    19              81.0
   7              99.3                    20              79.4
   8              97.8                    21              77.9
   9              96.3                    22              76.4
  10              94.7                    23              74.9
  11              93.2             24 and thereafter      73.3
  12              91.7

In the event of a loss of less than all of the Equipment listed on the above Equipment Schedule, the Stipulated Loss Value shall be allocated to the Units lost in the same proportion as the Monthly Rental per Unit for the lost Units bears to the Monthly Rental for all Units listed on the Equipment Schedule.


Initialed by Lessor:  INITIALS
                      ILLEGIBLE
                      ---------

             Lessee:  INITIALS
                      ILLEGIBLE
                      ---------

HRA/LA

                                NON-ORIGINAL
                                No security interest in an Equipment Schedule may be created or perfected by possession of this copy.

[CSI LOGO]
- ------------------------------------------------------------------------------

COMPUTER SALES INTERNATIONAL, INC.

10845 Olive Boulevard           MAILING ADDRESS:
St. Louis, Missouri 63141       Post Office Box 162624
(314) 997-7010                  St. Louis, MO 63105

EQUIPMENT SCHEDULE NO. TWO  DATED AS OF JULY 24, 1996

LESSOR:                         LESSEE:  KIDS MART, INC.
                                         801 Sentous Avenue
COMPUTER SALES INTERNATIONAL, INC.       City of Industry, California 91748

Lessor and Lessee named above hereby agree that, except as modified or superseded by this Equipment Schedule or any Addenda hereto, all of the terms and conditions of the MASTER LEASE AGREEMENT NO. 143050 dated July 24, 1996, are hereby incorporated herein and made a part hereof:

1. EQUIPMENT:                                                     MONTHLY
                  FEATURE                                         LEASE RATE
      MACHINE    (QUANTITY                                  NEW/  FACTOR
QTY  TYPE/MODEL   PER UNIT)   DESCRIPTION        SERIAL #   USED  PER UNIT
_____________________________________________________________________________
Exhibit "A" (Listing of Equipment) is incorporated herein by this reference. /X/ (check box if applicable)
- -----------------------------------------------------------------------------
EQUIPMENT LOCATION:     801 Sentous Avenue
                        City of Industry, California  91748
- -----------------------------------------------------------------------------

2. Monthly Lease Rate Factor for all Units: SEE ADDENDUM ONE
3. Initial Term: TWENTY-FOUR (24) MONTHS
4. Anticipated Installation Date: JULY 1, 1996 THROUGH OCTOBER 31, 1996
5. Addendum One hereto is incorporated herein by this reference.
   /X/ (check box if applicable)
6. A photocopy of this Equipment Schedule, and any exhibits or addenda hereto, may be filed as a precautionary Uniform Commercial Code Financing Statement to evidence Lessor's interest in the Equipment.
7. At Lessor's option, this Equipment Schedule shall not be effective unless signed by Lessee and returned to Lessor on or before JULY 31, 1996.

COMPUTER SALES INTERNATIONAL, INC.      LESSEE: KIDS MART, INC.

By: /s/ E. William Gillula              By:  /s/ Bradley H. Sell
   --------------------------------         ---------------------------------
        E. William Gillula                       Bradley H. Sell

Title:    Executive Vice President      Title:   Vice President/Controller
      -----------------------------            ------------------------------

Date:    August 1,  1996                Date:    July 26, 1996
      -----------------------------            ------------------------------

HRA/LA

                                                                    NON-ORIGINAL
                               No security interest in an Equipment Schedule may
                             be created or perfected by possession of this copy.

                                  EXHIBIT "A"
                                KIDS MART, INC.
              EQUIPMENT SCHEDULE NO. TWO, MASTER LEASE NO. 143050

                                                                                                        MONTHLY
                                FEATURE                                                                LEASE RATE
                 MACHINE       (QUANTITY                                                NEW/             FACTOR
QTY.            TYPE/MODEL      PER UNIT)       DESCRIPTION             SERIAL #        USED            PER UNIT
- -------------------------------------------------------------------------------------------------------------------
*               COMPAQ                          PENTIUM DESKTOP PC                      NEW             .03908 TIMES
                                                                                                         UNIT COST

*               COMPAQ                          PENTIUM SERVER                          NEW             .03908 TIMES
                                                                                                         UNIT COST

*               HP                              LASERJET PRINTER                        NEW             .03908 TIMES
                                                                                                         UNIT COST

*                                               MISCELLANEOUS HARDWARE                  NEW             .04689 TIMES
                                                                                                         UNIT COST





                               FEATURE                                                                  MONTHLY
                 MACHINE       (QUANTITY                                                NEW/             RENTAL
QTY.            TYPE/MODEL      PER UNIT)       DESCRIPTION             SERIAL #        USED            PER UNIT
- -------------------------------------------------------------------------------------------------------------------
**11            COMPAQ                          151N 150 COLOR MONITOR  603BCO5AH582,    USED             $16.00
                                                                        603BC05AH890,
                                                                        603BC05AH474,
                                                                        603BC05AF200,
                                                                        612BC05AH450,
                                                                        612BC05AH457,
                                                                        612BC05AH451,
                                                                        612BC05AI986,
                                                                        612BC05AJ004,
                                                                        612BC05AJ007,
                                                                        612BC05AI994

**10            COMPAQ 5100E                    PROLINEA PC             A616HTC2H155,   USED              $72.00
                                                                        A616HTC2H666,
                                                                        A616HTC2H763,
                                                                        A616HTC2H709,
                                                                        A614HTC2D190,
                                                                        A616HTC2J107,
                                                                        A616HTC2J135,
                                                                        A616HTC2J133,
                                                                        A603HTB3H035,
                                                                        A603HTB3H036
                                (2)             KINGSTON 4MB
                                                NON-PARITY F/CQ
                                                PRO E SERIES

                                (1)             INTEL (10)
                                                ETHEREXPRESS LAN 16TP
                                                8/16 BIT ADP




Initialed by: Lessor INITS ILLEGIBLE
                     ---------------
              Lessee INITS ILLEGIBLE                             Page No. 1 of 1
                     ---------------

                                                                  NON-ORIGINAL
                             No security interest in an Equipment Schedule may
                            be created or perfected by possession of this copy.



                   ADDENDUM ONE TO EQUIPMENT SCHEDULE NO. TWO
                       MASTER LEASE AGREEMENT NO. 143050

        This Addendum One to "Equipment Schedule Two, Master Lease Agreement No. 143050" (the "Lease"), is dated as of July 24, 1996, and is entered into, by and between COMPUTER SALES INTERNATIONAL, INC. ("Lessor") and KIDS
MART, INC. ("Lessee").

        Notwithstanding anything to the contrary contained in the Lease between the parties hereto, dated on even date herewith and with respect to certain computer equipment (the "Equipment"), and in consideration of the mutual promises, covenants, and conditions in the Lease and contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

        1. CONTROLLING TERMS: This Addendum One shall become a part of the Lease and shall be read together with the Lease as one single document. To the extent that there shall be any conflicts as between the terms and provisions contained in the Lease and those contained herein, the terms and provisions set forth herein shall control.

        2. LESSOR'S PURCHASE OF EQUIPMENT:

        (a) Lessor shall purchase the Equipment designated with one asterisk (the "New Equipment") directly from Entex Information Services, Inc. ("Entex") and other vendors designated by Lessee.

        (b) The Equipment designated with two asterisks (the "Lessee Equipment") is already installed at Lessee's location and is unconditionally accepted by Lessee for lease hereunder. Lessor shall purchase the Lessee Equipment directly from Lessee pursuant to Purchase Agreement No. 143059 entered into contemporaneously herewith. The purchase price of the Lessee Equipment will not exceed $22,880.00. The Commencement Date of the Lessee Equipment is the date Lessor buys the Lessee Equipment from Lessee.

        (c) Total Equipment cost is not to exceed $200,000.00. If Lessee wants this Lease to cover Equipment which has a cost greater than $200,000.00, Lessor, in its sole discretion, may pay the additional cost.

        (d) Lessor is not liable for any failure or delay in delivery caused by Entex or any other party or condition not within Lessor's control.

        *3. QUANTITIES; MONTHLY RENTAL:

        (a) In addition to the Lessee Equipment, this Equipment Schedule covers all Units of New Equipment listed that are installed at Lessee's facilities between July 1, 1996 and October 31, 1996, inclusive. At this time, Lessee is unable to specify exactly how many Units will be installed; therefore, the "quantity" column has been left blank. As Lessee determines the quantities of New Equipment it requires, Lessee shall have the vendor send to Lessor invoices which will reference this Lease and which will specify machine type(s), quantities, equipment location(s), sales price, serial number(s) and installation date(s) of the Units ordered by Lessee. Upon receipt of each properly prepared invoice, Lessor shall remit the sales price to the vendor.

        (b) Monthly Rental per Unit for the New Equipment will equal the "Monthly Lease Rate Factor" for that Unit, which is specified in the Equipment Schedule or on Exhibit "A", multiplied by the Unit's cost. On November 1, 1996, or as soon thereafter as is reasonably practicable, Lessee shall execute a Certificate of Acceptance for all installed Equipment, which Certificate verifies the actual quantities of machines; and the Monthly Rental per Unit and the total Monthly Rental for the Equipment Schedule, both of which will be expressed as dollar amounts.

                                                                    NON-ORIGINAL

                               No security interest in an Equipment Schedule may
                             be created or perfected by possession of this copy.


        4. INITIAL TERM: The twenty-four (24) month Initial Term shall start on November 1, 1996, and expire on October 31, 1998. Lessee shall pay to Lessor Daily Rental as set forth in Section 3 of the Master Lease, for each Unit of Equipment for each day from, and including, its installation date (or, for Lessee Equipment, its Commencement Date) through, but not including, November 1, 1996. Daily Rental shall be due in a lump sum on November 1, 1996.

        5. STIPULATED LOSS VALUE: Because the actual quantities of Equipment are unknown at this time, specific dollar amounts cannot be listed on the Stipulated Loss Value Schedule. Instead, "vendor list price/Lessor purchase price" has been specified so that, at the time of a loss, the Stipulated Loss Value shall be equal to the present vendor list price for the Unit times the applicable percentage, or in the case of Lessee Equipment, equal to Lessor's purchase price for the Unit times the applicable percentage. The parties agree, however, that on November 1, 1996, or as soon thereafter as reasonably practicable, a new Stipulated Loss Value Schedule specifying a dollar amount Base Value shall be executed.

        6. CALIFORNIA SALES TAX: Lessee represents and warrants that it has paid all California sales tax with respect to its purchase of the Lessee Equipment and that Lessee's first functional use of the Lessee Equipment occurred within the 90 days prior to its Commencement Date. Lessee shall provide to Lessor satisfactory proof of payment of such taxes. Accordingly, the parties understand that there will be no California sales tax due with respect to Monthly Rental for the Lessee Equipment under this Lease; however, if such tax is assessed or payable for any reason, then Lessee be responsible for payment of all amounts due (including interest and penalties, if any.).

        7. LESSOR CONTINGENCY: Lessor's performance under this Lease is conditioned on Lessee's execution and performance under Equipment Schedule One between the parties.

        IN WITNESS WHEREOF, the parties hereto have executed this Addendum One to Equipment Schedule No. Two, Master Lease No. 143050, as of the date set forth below.


COMPUTER SALES INTERNATIONAL, INC.      KIDS MART, INC.

By: /s/ E. William Gillula              By: /s/ Bradley H. Sell
   --------------------------------        --------------------------------
        E. William Gillula                      Bradley H. Sell

Title: Executive Vice President         Title: Vice President/Controller
      -----------------------------           -----------------------------

Date: August 1, 1996                    Date: July 26, 1996
     ------------------------------          ------------------------------

                                                                    NON-ORIGINAL
                               No security interest in an Equipment Schedule may
                             be created or perfected by possession of this copy.

[CSI LOGO]
- --------------------------------------------------------------------------------
COMPUTER SALES INTERNATIONAL, INC.
10845 Olive Boulevard
St. Louis, Missouri 63141
(314)997-7010

LESSEE: KIDS MART, INC.

STIPULATED LOSS VALUE SCHEDULE TO EQUIPMENT SCHEDULE NUMBER: TWO

MASTER LEASE AGREEMENT NUMBER: 143050

BASE VALUE: Vendor List Price/Lessor Purchase Price

                STIPULATED                              STIPULATED
 MONTHLY        LOSS VALUE              MONTHLY         LOSS VALUE
 PAYMENTS       (PERCENT OF             PAYMENTS        (PERCENT OF
   MADE         BASE VALUE)               MADE          BASE VALUE)
- -------------------------------------------------------------------
   0             110.0%                   13              90.1%
   1             108.5                    14              88.6
   2             106.9                    15              87.1
   3             105.4                    16              85.6
   4             103.9                    17              84.0
   5             102.4                    18              82.5
   6             100.8                    19              81.0
   7              99.3                    20              79.4
   8              97.8                    21              77.9
   9              96.3                    22              76.4
  10              94.7                    23              74.9
  11              93.2             24 and thereafter      73.3
  12              91.7

In the event of a loss of less than all of the Equipment listed on the above Equipment Schedule, the Stipulated Loss Value shall be allocated to the Units lost in the same proportion as the Monthly Rental per Unit for the lost Units bears to the Monthly Rental for all Units listed on the Equipment Schedule.


Initialed by Lessor:  INITIALS
                      ILLEGIBLE
                      ---------

             Lessee:  INITIALS
                      ILLEGIBLE
                      ---------

HRA/LA

[CSI LOGO]                                     PURCHASE AGREEMENT NUMBER: 143059
- --------------------------------------------------------------------------------
COMPUTER SALES INTERNATIONAL, INC.
10845 Olive Boulevard                           MAILING ADDRESS:
St. Louis, Missouri 63141                       Post Office Box 16264
(314)997-7010                                   St. Louis, MO 63105


PURCHASE AGREEMENT                                      Dated JULY 24, 1996

This Agreement is between COMPUTER SALES INTERNATIONAL, INC. (the "Buyer") and KIDS MART, INC. which has its principal place of business at 801 SENTOUS AVENUE, CITY OF INDUSTRY, CALIFORNIA 91748 (the "Seller").

1. EQUIPMENT: Seller agrees to sell and Buyer, by its written acceptance, agrees to buy the following Equipment (the "Equipment") on the terms and conditions contained in this Agreement:

- --------------------------------------------------------------------------------
                     FEATURE
       MACHINE       (QTY.                                         NEW/    UNIT
QTY.   TYPE/MODEL    PER UNIT)    DESCRIPTION           SERIAL#    USED    PRICE
- --------------------------------------------------------------------------------

          SEE EXHIBIT "A" ATTACHED HERETO FOR A LISTING OF EQUIPMENT

BUYER WILL LEASE THE EQUIPMENT BACK TO SELLER UNDER EQUIPMENT SCHEDULE NO. TWO
TO MASTER LEASE AGREEMENT NO. 143050 BETWEEN THE PARTIES.
- -------------------------------------------------------------------------------

2. DELIVERY: Seller shall deliver and Buyer shall accept delivery of each Unit of the Equipment at 801 SENTOUS AVENUE, CITY OF INDUSTRY, CALIFORNIA 91748; on a mutually acceptable date no later than AUGUST 5, 1996. (Under Equipment Schedule No. Two, the Equipment will remain at Seller's location.)

3. SALES PRICE: The aggregate sales price of the Equipment is $22,880.00, which Buyer will pay to Seller by the delivery date of the Equipment, provided all serial numbers for the Equipment have been given to Buyer and all liens on the Equipment have been released. Buyer is buying the Equipment for resale and its sales tax number is SS-OHA-30-631191 in the state of California.

4.  WARRANTIES:
A.  Seller warrants to Buyer:
(i)Seller, at the time of delivery of the Equipment, is the lawful owner of the Equipment free and clear of all liens and encumbrances of every kind and manner. Seller shall supply Buyer with a Bill of Sale evidencing title and warranty, and Seller shall supply Buyer with a copy of its Bill of Sale from Entex Information Services, Inc.; and
(ii)Seller, at the time of delivery, has the full right, power and authority to sell the Equipment; and
(iii)The Equipment has been under a manufacturer's maintenance agreement and at the time of delivery the Equipment is in good working order and eligible (according to the manufacturer's normal policies) for the manufacturer's standard maintenance contract. On Buyer's request, Seller shall supply Buyer with a letter from the manufacturer regarding eligibility of the Equipment for a maintenance contract.

B. THE EXPRESS WARRANTIES ABOVE ARE IN LIEU OF ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. SELLER MAKES NO WARRANTY AS TO THE CONDITION OF THE EQUIPMENT EXCEPT AS SPECIFICALLY SET FORTH IN THIS SECTION.

5. TAXES: Buyer shall pay all sales and use taxes levied or based on the sales price, this Agreement, or the Equipment. Personal property taxes assessable on a Unit prior to the delivery date will be paid by Seller.

Page No. 1 of 2

6. DISABILITY: If Seller is unable to timely perform its obligations under this Agreement due to any cause, Buyer may terminate this Agreement in whole or in part and on termination Seller shall refund to Buyer all monies paid to it by Buyer on this Agreement.

7. MISCELLANEOUS:

A. ENTIRE AGREEMENT: This Agreement is the entire agreement between Seller and Buyer with respect to the purchase and sale of the Equipment. No representation or statement not contained in this Agreement will be binding on Seller or Buyer as a warranty or otherwise, unless in writing and executed by the party to be bound.

B. BINDING EFFECT: This Agreement is binding on and inures to the benefit of the parties to this Agreement and their respective successors in interest and permitted assigns.

C. NOTICES: Any notice relating to this Agreement must be in writing and sent by electronic facsimile transmission, by overnight courier service or by registered or certified mail, postage prepaid, addressed to the party for which it is intended at the address set forth in the beginning of this Agreement or to such other address as either party indicates in writing. Notice is effective on the earlier of receipt or three days from the date of mailing.

D. GOVERNING LAW: This Agreement, including all matters of construction, validity, performance and enforcement, is governed by the laws of the State of Missouri, without giving effect to principles of conflicts or choice of law.

E. OTHER EQUIPMENT: All form stands, logic manuals, diagnostics, test decks, cables, terminators, special RPQ devices permanently attached or removable on one or more ends, associated cables, maintenance documentation, tools, IR log(s), kick plates, covers and the like, which are required to attach and install the Equipment will be included as part of the Equipment and will be delivered to Buyer by Seller at no additional charge. Seller shall either replace or pay the replacement costs of any missing items.

F. ACCEPTANCE: This Agreement is subject to acceptance by Buyer at its home office.

G. SEVERABILITY: Any provision of this Agreement prohibited by, or unlawful or unenforceable under, any applicable law of any jurisdiction will be ineffective as to that jurisdiction without invalidating the remaining provisions of this Agreement, but where the provisions of applicable law may be waived, they are waived to the full extent permitted by law.

H. SURVIVAL: All representations, warranties, and covenants contained in this Agreement continue in full force and effect and survive the purchase of the Equipment.

I. CORPORATE AUTHORITY: The parties covenant and warrant that the persons executing this Agreement on their behalf are duly authorized to execute this Agreement, and this Agreement constitutes a valid and binding obligation of the parties.

J. EQUAL OPPORTUNITY COMPLIANCE: The Equal Employment Opportunity Clause in
Section 202 of Executive Order 11246, as amended, relative to equal employment opportunity and the implementing rules and regulations of the Office of Federal Contracts Compliance Programs are incorporated in this Agreement by specific reference. On request, Seller shall furnish Buyer certificates of compliance with orders and regulation.

The parties have executed this Agreement on the date written below. At Buyer's option, this Agreement is not effective unless signed by Seller and returned to Buyer by JULY 31, 1996.

BUYER:                                  SELLER:

COMPUTER SALES INTERNATIONAL, INC.      KIDS MART, INC.

By:     /s/ E. William Gillula          By:  /s/ Bradley H. Sell
   -------------------------------          -----------------------------
            E. William Gillula                   Bradley H. Sell

Title:  Executive Vice President        Title:  Vice President/Controller
       ---------------------------             --------------------------

Date:    August 1, 1996                 Date:    July 26, 1996
       ---------------------------             --------------------------



Page No. 2 of 2

                                  EXHIBIT "A"
                                KIDS MART, INC.
                         PURCHASE AGREEMENT NO. 143059


                                FEATURE
                MACHINE         (QUANTITY                                                               NEW/
  QTY.          TYPE/MODEL      PER UNIT)        DESCRIPTION                     SERIAL #               USED
- -------------------------------------------------------------------------------------------------------------
  11            COMPAQ                          15IN 150 COLOR MONITOR          603BC05AH582,           USED
                                                                                603BC05AH890,
                                                                                603BC05AH474,
                                                                                603BC05AF200,
                                                                                612BC05AH450,
                                                                                612BC05AH457,
                                                                                612BC05AH451,
                                                                                612BC05AI986,
                                                                                612BC05AJ004,
                                                                                612BC05AJ007,
                                                                                612BC05AI994

 10             COMPAQ 5100e                    PROLINEA PC                     A616HTC2H155,           USED
                                                                                A616HTC2H666,
                                                                                A616HTC2H763,
                                                                                A616HTC2H709,
                                                                                A614HTC2D190,
                                                                                A616HTC2J107,
                                                                                A616HTC2J135,
                                                                                A616HTC2J133,
                                                                                A603HTB3H035,
                                                                                A603HTB3H036

                              (2)               KINGSTON 4MB NON-PARITY F/CQ
                              (1)               INTEL (10) ETHEREXPRESS LAN
                                                16TP 8/16 BIT ADP

                                                                 Page No. 1 of 1